UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2008

Opexa Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

001-33004	76-0333165
(Commission File Number)	(I.R.S. Employer Identification No.)
2635 N. Crescent Ridge Drive The Woodlands, Texas	77381
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On March 11, 2008, the Company provided an update of its ongoing 150-patient Phase IIb safety and efficacy study (TERMS) of Tovaxin® in multiple sclerosis. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits:
99.1 Press Release dated March 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

OPEXA THERAPEUTICS, INC.

		By:	/s/ David B. McWilliams
David B. McWilliams
President and Chief Executive Officer

DATE:	March 11, 2008